SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)  	September 12, 1997


                   Kemper Investors Life Insurance Company
            (Exact Name of Registrant as specified in its charter)


       Illinois                  333-02491                 36-3050975
(State or other juris-    (Commission File Number)  (IRS Employer Identifi-
diction of Incorporation)                              cation	Number)

               1 Kemper Drive, Long Grove, Illinois    	60049
             (Address of principal executive offices)	(Zip Code)

     Registrant's telephone number, including area code    (847) 550-5500



Item 4.   	Changes in Registrant's Certifying Accountant

     a.   	Effective September 12, 1997, Kemper Investors Life Insurance
           Company ("KILICO") dismissed its prior certifying accountants, KPMG Peat Marwick L.L.P. ("KPMG") and retained as its new certifying accountants, Coopers and Lybrand, L.L.P. KPMG's report on KILICO's financial statements during the past two years contained no adverse opinion or disclaimer of opinion, and was not qualified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by KILICO's Board of Directors.


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Item 4.   	Changes in Registrant's Certifying Accountant  (Cont'd)

          	During the last two fiscal years and the subsequent interim period to the date hereof, there were no disagreements between KILICO and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

          	None of the "reportable events" described in Item 304 (a) (1) (v) occurred with respect to KILICO within the last two fiscal years and the subsequent interim period to the date hereof.

     b.   	Effective September 12, 1997, KILICO engaged Coopers and Lybrand,
           L.L.P. as its principal accountants. During the last two fiscal years and the subsequent interim period to the date hereof, KILICO did not consult Coopers and Lybrand, L.L.P. regarding any of the matters or events set forth in Item 304 (a) (2) (i) and (ii) of Regulation S-K.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

   	 (c)  	Exhibits:

           (16) - Response Letter of KPMG Peat Marwick L.L.P.



    	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     KEMPER INVESTORS LIFE INSURANCE COMPANY


Date  	September 19, 1997		          By: /s/ Frederick L. Blackmon
                                         Frederick L. Blackmon
                                         Senior Vice President
                                           and Chief Financial Officer




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                                EXHIBIT INDEX


     16     Response Letter of KPMG Peat Marwick, L.L.P.

                                                  										Exhibit 16



Securities and Exchange Commission		                				September 19, 1997
Washington, D.C.  20549

Ladies and Gentlemen:

We were previously principal accountants for Kemper Investors Life Insurance Company and, under the date of March 21, 1997, we reported on the consolidated financial statements of Kemper Investors Life Insurance Company and subsidiaries as of and for the years ended December 31, 1996 and 1995.
On September 12, 1997, our appointment as principal accountants was terminated. We have read Kemper Investors Life Insurance Company's statements included under Item 4 of its Form 8-K dated September 12, 1997, and we agree with such statements except that we are not in a position to agree or disagree with Kemper Investors Life Insurance Company's statements that the change was approved by the board of directors, that Coopers and Lybrand, L.L.P., was not engaged or consulted regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on Kemper Investors Life Insurance Company's financial statements, or that Coopers and Lybrand, L.L.P., was engaged by Kemper Investors Life Insurance Company as its principal accountants effective September 12, 1997.

     Very truly yours,

     KPMG Peat Marwick L.L.P.